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                                                                   Exhibit 10.17

                             [LETTERHEAD OF VICORP]

Ms. Debra Koenig
VICORP Restaurants, Inc.
400 West 48th Avenue
Denver, Colorado 80216

      Re: AMENDMENT TO EMPLOYMENT AGREEMENT

Dear Debra:

      This letter confirms our agreement to decrease the "Base Salary" set forth under Section 4(a) of your Employment Agreement dated June 13, 2003 (the "EMPLOYMENT AGREEMENT"), from $484,380 to $400,000 in exchange for your right to purchase an additional 3,575 shares of the common stock of VI Acquisition Corp. The change described herein shall be effective January 1, 2004. All other terms of your Employment Agreement shall be unaffected by this letter and shall remain in full force and effect.

      Please ratify and confirm your agreement to the change described above by signing on the space provided below and returning this letter to me.

                                            /s/ Walter Van Benthuysen
                                          --------------------------------------
                                          Walter Van Benthuysen
                                          As Chairman

Ratified and confirmed this
15th day of March, 2004.

/s/ Debra Koenig
---------------------------------
Debra Koenig